Exhibit 99.1

 OCTOBER 2015        INVESTOR PRESENTATIONSEPTEMBER 2017

# TABLE OF CONTENTS

ESSEX PROPERTY TRUST, INC.

| | PAGE(S) |
|---|---|
| ABOUT ESSEX | 2 – 3 |
| PROVEN TRACK RECORD | 4 – 7 |
| WEST COAST INVESTMENT STRATEGY | 8 – 17 |
| INVESTMENT OVERVIEW | 18 – 22 |
| FINANCIAL PERFORMANCE, 2017 GUIDANCE, & CAPITAL STRUCTURE | 23 – 29 |
| APPENDIX | 30 |
| • ESSEX PORTFOLIO | 31 – 34 |
| • SUSTAINABILITY | 35 – 38 |
| DEFINITIONS & RECONCILIATIONS | 39 – 47 |

1

ESSEX IS THE ONLY PUBLIC MULTIFAMILY REIT DEDICATED EXCLUSIVELY TO THE WEST COAST

ESSEX PROPERTY TRUST, INC.



SEATTLE
16% of NOI(1)
NORTHERN CA
41% of NOI(1)
San Francisco MD 9%
Oakland(2) 13%
Santa Clara 19%
SOUTHERN CA
43% of NOI(1)
Ventura 5%
Los Angeles 19%
Orange County 11%
San Diego 8%

- WA & CA COMBINED REPRESENT THE 5TH HIGHEST GDP IN THE WORLD

- Established in **1971**
- Dedicated to the urban and suburban **coastal markets** of California and Washington with **high barriers to housing construction**
- **Long track record of success with #1 shareholder return** of multifamily REITs[3] over the last 1, 5, 10, and 20 year periods
- Highest total return of all public U.S. REITs since IPO in 1994
- 23 year history of **increasing cash dividend; 6.4% CAGR**
- Top executives share an **average tenure of roughly 18 years**
- **S&P 500** Company
- **Investment Grade** rated

(1) Represents percent of pro rata NOI as of 6/30/17.
(2) Oakland includes Alameda and Contra Costa Counties.
(3) Multifamily REITs represent the total return of 6 peers through 6/30/17.

2

KEY STRATEGIC OBJECTIVES

ESSEX PROPERTY TRUST, INC.

- **Add value** through strategic redevelopment
- **Acquire and develop** West Coast properties near transportation nodes in submarkets with highest expected rent growth
- **Drive rent growth** on high occupancy
- Maintain **strong balance sheet** and **financial flexibility**



The Dylan
Los Angeles, CA

3

         PROVEN TRACK RECORD  EmmeEmeryville, CA(Development)

PROVEN HISTORY OF STRATEGIC CAPITAL ALLOCATION

ESSEX
PROPERTY TRUST, INC.

- OUR INNOVATIVE MANAGEMENT TEAM IS RESPONSIVE TO CHANGING MARKET DYNAMICS WITH THE ABILITY TO SOURCE AND STRUCTURE UNIQUE OPPORTUNITIES WITHIN THE MULTIFAMILY SPACE
- DISCIPLINED UNDERWRITING, RIGOROUS ANALYSIS, AND TOTAL RETURN DRIVEN

CAPITAL ALLOCATION – SELECT HIGHLIGHTS

2001 ESS becomes the first multifamily REIT to create a fund business (raises $250M of equity for Fund I).

2009 Acquires $106M of multifamily REIT unsecured bonds yielding 10.3% near the bottom of the market.

2010 Acquires and begins developing early in the cycle. Acquires over $1B of properties over next 2 years.

2014 Acquires BRE in a deal valued at $6B, creating the only public apartment REIT dedicated exclusively to West Coast markets.

2016 Increases investment in preferred equity and subordinated debt program due to attractive risk-adjusted returns relative to ground-up development.

CASE STUDY – SKYLINE

Early acquirer post Great Recession and access to a variety of capital sources created value for shareholders

Value Creation by:

- Acquired Skyline, a broken condo development, early in the recovery at 55% of cost in a 50/50 joint venture structure
- Bought out joint venture partners' interest two years later resulting in $2.3M promote income to ESS
- Issued 320,000 fewer shares of ESS common stock by initially acquiring with a partner as common stock increased more than the property appreciated

	Initial 50% Investment in March 2010	Buyout of JV Partner's 50% Interest in April 2012	% Change
Property Valuation(1)	$128,000	$170,000	32.8%
Stock Price	$84.50	$148.50	75.7%

(1) Reflects total value of property and not pro rata share.

5

 INVESTMENT STRATEGY LEADS TO SUPERIOR TOTAL RETURNS  Total Shareholder Return Since IPOThrough 6/30/17  HIGHEST TOTAL RETURN OF ALL PUBLIC U.S. REITS SINCE IPO IN 1994  3,939%  877%  715%  1,234%  Source: SNL Financial, NAREITJune 1994 – June 2017   6  INVESTMENT STRATEGY HAS LED TO SUPERIOR VALUE CREATION FOR SHAREHOLDERS SINCE THE IPO

 7  SINCE THE IPO, WE HAVE GENERATED COMPOUND ANNUAL FFO/SH AND DIVIDEND/SH GROWTH OF 8.5% AND 6.4%, RESPECTIVELY(1)RAISED THE DIVIDEND EVERY YEAR SINCE THE IPO AND PAID ENTIRELY IN CASH  SIGNIFICANT TOTAL FFO PER SHARE AND DIVIDEND PER SHARE GROWTH  (1) Includes 2017 estimated growth.(2) 2017E FFO/share represents the midpoint of guidance as of the Second Quarter Earnings Release.   (2)    Great Recession

         SOLID WEST COAST FUNDAMENTALS  Gas Company LoftsLos Angeles, CA(Recently Redeveloped)

WHY WEST COAST MARKETS?

ESSEX
PROPERTY TRUST, INC.

FAVORABLE DEMOGRAPHICS

- Higher incomes
- Higher percentage of educated 25-34 year olds
- Millennials often choose to rent rather than own

DIVERSE DEMAND DRIVERS

- Highest GDP in the U.S.
- Centers of innovation drive job creation and income growth

LOW SUPPLY

- Long-term at below 1% of total supply
- High cost of home ownership makes transition from renter to homeowner more difficult

9

 10  LONG-TERM RENT GROWTH OUTPERFORMANCE  SINCE 1998, ESS MARKETS HAVE HAD COMPOUND ANNUAL RENT GROWTH OF 3.5%, OUTPERFORMING OTHER MAJOR METROS AND THE U.S.  ESS Markets Wtd. Avg.(1): 3.5%  Source: Essex and Axiometrics(1) Markets weighted by scheduled rent in the Company’s portfolio.      ESS Markets  Non-ESS Markets

 WEST COAST JOB GROWTH  JOB GROWTH IN ESS MARKETS HAS MODESTLY OUTPERFORMED THE U.S. JOB OPENINGS REMAIN STRONG, BUT LOW UNEMPLOYMENT RATES AND A SHORTAGE OF SKILLED WORKERS ARE HAVING AN IMPACT ON EMPLOYERS ABILITY TO HIRE  Source: BLS (not seasonally adjusted)(1) For those markets included in this graph which represents 94% of Essex’s NOI at the Company’s pro rata share as of 6/30/17.(2) Unemployment rate as of July 2017  11  U.S. = 1.5%  ESS Portfolio Wtd. Avg.(1) = 1.7%  (2)  U.S.(2) = 4.6%

 FAVORABLE DEMOGRAPHIC TRENDS INDICATE CONTINUED STRONG RENTAL DEMAND FROM THE KEY RENTAL COHORT  Source: Census  FAVORABLE DEMOGRAPHICS  12  Key Rental Cohort

 HOUSEHOLD INCOME GROWTH IS OUTPACING RENT GROWTH IN MANY ESS MARKETS, WHICH IS IMPROVING AFFORDABILITY IN THE NORTHERN CALIFORNIA MARKETS  Source: Moody’s, RCG, Axio, and Essex  13  STRONG HOUSEHOLD INCOME GROWTH VS. RENT GROWTH

     14  DEMAND TO EXCEED SUPPLY IN ESS MARKETS  IN ESS’ SUPPLY CONSTRAINED MARKETS, DEMAND IS EXPECTED TO EXCEED SUPPLY RELATIVE TO OTHER MAJOR METROS FOR THE NEXT SEVERAL YEARS  Source: NAR, CoreLogic, Economy.com permits, and Essex*Essex Portfolio weighted by % of SS Revenue.(1) New Home demand based upon a ratio of 2 forecast jobs to create one household (forecasts are ESS and Moody's). Total new supply based on ESS forecasts and total permits, assuming a 12 month completion lag; except U.S., which is based on forecast starts (permits and starts from Moody's).

 Source: Census, Essex, and Rosen Consulting Group  LIMITED SUPPLY IN ESS MARKETS  ESS CA SUPPLY AS A PERCENT OF STOCK HAS HISTORICALLY REMAINED BELOW 1% RELATIVE TO THE NATION, ESS’ CA MARKETS HAVE LESS HOUSING SUPPLY WITH BETTER JOB GROWTH  15

 MULTIFAMILY SUPPLY AS A % OF MULTIFAMILY STOCK IS EXPECTED TO DECREASE IN ESS’ NORTHERN CALIFORNIA AND SEATTLE MARKETS IN 2018SUPPLY IS EXPECTED TO REMAIN RELATIVELY FLAT IN OUR SOUTHERN CALIFORNIA MARKETS  Source: Essex(1) 2017 represents forecasted data and 2018 represents preliminary estimates.  MULTIFAMILY SUPPLY OUTLOOK  16

 RENT GROWTH OUTLOOK-AXIO FORECAST  Source: AxiometricsRepresents the Company’s pro rata share as of 6/30/17.Orange County (3.4%) and Seattle (3.3%) rank 35 and 38, respectively.  ESS’ NORTHERN CALIFORNIA MARKETS ARE PROJECTED TO BE THE TOP PERFORMING MARKETS IN 2018 AND 2019MORE THAN 70% OF ESS’ TOTAL NOI IS IN THE TOP PROJECTED MSA’S BY RENT GROWTH THROUGH 2019  Axiometrics Top Projected Rent Growth Markets  17  Rank   MSA Name  ’18-’19 CAGR Rent Growth  % of ESSTotal NOI(1)  1  San Francisco, CA  5.3%  8.9%  2  San Jose, CA  4.8%  19.0%  3  Oakland, CA  4.5%  12.5%  4  Santa Rosa, CA  4.3%     5  San Diego, CA  4.2%  8.2%  6  Phoenix, AZ  4.0%     7  Denver, CO  4.0%     8  Durham, NC  4.0%     9  Dallas, TX  4.0%     10  Ventura, CA  3.9%  4.5%  11  Houston, TX  3.9%     12  Charlotte, NC  3.9%     13  Los Angeles, CA  3.9%  18.8%  14  Fort Lauderdale, FL  3.8%     15  Boston, MA  3.8%     ESS Top 15 Weighted Average(2)    4.5%  71.9%  U.S. Average Growth    3.2%

         INVESTMENT OVERVIEW  EnsoSan Jose, CA(2015 Acquisition)

   ACQUISITIONSImprove the NAV/sh, cash flow/sh and growth prospects of the CompanyDEVELOPMENTDevelop high-quality tenant desired apartment homes near transportation nodesREDEVELOPMENTFocused on rent justified improvements to maximize NOI and valueCO-INVESTMENT PLATFORMFacilitates growth via private capital and provides attractive risk adjusted returns  CORE COMPETENCIES TO CREATE VALUE          Galloway  Emerson Valley Village  Redmond Hill  Bunker Hill(Rendering)  19

   STRATEGIC CAPITAL ALLOCATION  KEY INVESTMENT TARGETS  Acquisitions              Property Name  City  Location  Apartment Homes  Age  ContractPrice (‘000’s)  Price/ Home  Palm Valley  San Jose  Northern CA  1,098  9  $ 183,000(1)  $ 333  Sage  San Jose  Northern CA  230  46  $ 90,000(2)  $ 391  8th & Republican  Seattle  Seattle  211  1  $ 101,250  $ 480  360 Residences  San Jose  Northern CA  213  7  $ 133,500  $ 627  Total/Weighted Average      1,752  13   $ 507,750   $ 394                Dispositions              Property Name  City  Location  Apartment Homes  Age  ContractPrice (‘000’s)  Price/ Home  Jefferson at Hollywood  Los Angeles  Southern CA  270  7  $ 132,500   $ 491   Madrid  Mission Viejo  Southern CA  230  17  $ 83,000  $ 361  Total/Weighted Average      500  12  $215,500  $ 431                Palm ValleySan Jose, CA  Jefferson at Hollywood  Improve portfolio growth through dispositions of select assetsUtilize co-investment platform to maximize total return Large discounts to NAV (>10%) would likely result in increased disposition activityOriginate preferred equity transactions with conservative loan underwriting  Represents the 50% interest acquired in January 2017.Represents the property valuation used for the issuance of DownREIT units.  20

   Based on initial occupancy.Total cost in millions and not ESS share. Includes only those projects under construction as of 6/30/17. As of 6/30/17.   FORECASTED SPEND OF $215M AT PRO RATA SHARE ON DEVELOPMENT PROJECTS IN 2017  DEVELOPMENT PIPELINE UPDATE  Delivery of Development Timeline(1)          # of Properties  Units  Total Cost(2)  2017  2  627  $258  2018  3  1,341  $880  Total  5  1,968  $1,138  ESS Share(3)    Total Cost  $928  Unfunded Cost  $458  Total cost as a % of total market cap.  4.0%  Unfunded cost as a % of total market cap.  2.0%  21  Century Towers,San Jose CA(Recently Developed)

 STRONG CAPITAL ALLOCATION PROCESS  22  INTEGRATING THE INVESTING DECISION AND THE FINANCING DECISION LEADS TO VALUE CREATION FOR SHAREHOLDERSThe investing decision begins with our research driven process, which includes the ranking of our various submarkets by our in-house research teamThe financing decision includes match funding our investments and accessing a variety of capital sources to drive accretion  DEALS MUST BE ACCRETIVE TO THREE METRICS:

         FINANCIAL PERFORMANCE, 2017 GUIDANCE, & CAPITAL STRUCTURE  Form 15San Diego, CA(2016 Acquisition)

 Source: Company Disclosures 2017E represents the midpoint of guidance as of Second Quarter Earnings Releases. Peer average represents 6 multifamily REITs.   CONTINUED OUTPERFORMANCE VS. PEERS  ESS SAME-PROPERTY NOI AND CORE FFO GROWTH HAVE EXCEEDED THE PEER AVERAGE BY 3.2% AND 5.8% ANNUALLY SINCE 2012, RESPECTIVELYIN 2017, NOI AND CORE FFO GROWTH ARE EXPECTED TO CONTINUE TO OUTPERFORM THE PEER GROUP  24  (1)  (2)  (1)

   Current Guidance as of Q2’ 17  Change to Midpoint of Initial Guidance  National GDP Forecast   2.2%  No Change  National Job Growth   1.6%  No Change  ESS Job Growth   1.8%  (0.4%)  ESS Market Rent Growth  3.5%  (0.1%)  ESS Same-Property Revenue Growth  3.6%  0.35%  ESS Same-Property Expense Growth  2.7%  (0.3%)  ESS Same-Property NOI Growth   4.0%  0.62%  Total FFO Per Share  $11.84  $0.18  Core FFO Per Share (1)  $11.83  $0.15  Total FFO Per (Diluted) Share Growth  6.4%  1.8%  Core FFO Per (Diluted) Share Growth (1)  7.2%  1.4%  Source: Company DisclosuresCore FFO excludes acquisition costs and non-routine items.  25  2017 FULL-YEAR GUIDANCE (NO CHANGE FROM Q2 ’17 EARNINGS RELEASE)

2017 MSA LEVEL FORECAST

ESSEX PROPERTY TRUST, INC.

ESSEX PROPERTY TRUST, INC.

2017 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions

	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs Dec-Dec	% Growth	Economic Rent Growth
Los Angeles	10,750	6,550	17,300	0.7%	0.5%	69,800	1.6%	3.7%
Orange	6,550	4,650	11,200	1.6%	1.0%	15,850	1.0%	3.5%
San Diego	3,200	3,900	7,100	0.7%	0.6%	24,150	1.7%	4.5%
Ventura	450	375	825	0.7%	0.3%	7,500	2.5%	4.5%
So. Cal.	**20,950**	**15,475**	**36,425**	**1.0%**	**0.6%**	**117,300**	**1.6%**	**3.9%**
San Francisco	4,750	700	5,450	1.3%	0.8%	22,500	2.1%	2.2%
Oakland	2,850	5,250	8,100	0.9%	0.8%	19,000	1.7%	2.4%
San Jose	3,250	2,350	5,600	1.4%	0.8%	17,300	1.6%	2.6%
No. Cal.	**10,850**	**8,300**	**19,150**	**1.2%**	**0.8%**	**58,800**	**1.7%**	**2.5%**
Seattle	**10,950**	**8,650**	**19,600**	**2.3%**	**1.6%**	**44,600**	**2.7%**	**4.6%**
Weighted Average(4)	**42,750**	**32,425**	**75,175**	**1.3%**	**0.9%**	**220,700**	**1.8%**	**3.5%**

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2017 G.D.P. Growth: 2.2% , 2017 Job Growth: 1.6%

(1) **Residential Supply:** total supply includes the Company's estimate of actual multifamily deliveries including properties with 50+ units and excludes student, senior and 100% affordable housing communities. Single family estimates based on an average trailing 12 month single family permit. Previous presentations had included multifamily deliveries of 100+ units and excluded student, senior and 100% affordable housing.

(2) **Job Forecast:** refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.

(3) **Market Forecast:** the estimated rent growth represents the forecasted change in effective market rents for full year 2017 vs 2016 (excludes submarkets not targeted by Essex).

(4) **Weighted Average:** markets weighted by scheduled rent in the Company's Portfolio.

26

   $23.3 BILLION TOTAL CAPITALIZATION  Source: Company Disclosures as of 6/30/17(1) Variable rate debt represents 8.1% of total consolidated debt.  27   DEBT SUMMARY ($ MILLION)      Unsecured Debt       Bonds    $3,215    Term Loan(1)    350    Line of Credit    -    Unamortized Premiums & Debt Issuance Costs    (24)  Total Unsecured Debt    $3,541   Mortgage Debt       Fixed Rate    $1,806    Variable Rate(1)    281    Unamortized Premiums & Debt Issuance Costs    35   Total Secured Mortgage Debt    $2,123   Total Consolidated Debt    $5,663    LIQUIDITY PROFILE ($ MILLION)          Unsecured Credit Facility - Committed        $1,025  Balance Outstanding        -  Undrawn Portion of Credit Facility        $1,025  Cash, Cash Equivalents & Marketable Securities        352  Total Liquidity           $1,377  CAPITAL STRUCTURE & LIQUIDITY PROFILE

 SELECT BALANCE SHEET RATIOS  Q2 ‘17  Q1 ‘17  COVENANT  TARGETS  Secured Debt / Adjusted Total Assets  14%  15%  < 40%  < 15%  Total Debt / Adjusted Total Assets  38%  38%  < 65%  < 40%  Interest Coverage  402%  394%  > 150%  > 325%  Unsecured Debt Ratio(1)  289%  292%  > 150%  > 250%  Net Indebtedness to Adjusted EBITDA(2)(3)  5.6X  5.7X    5.5X – 7.0X  Unencumbered NOI to Adjusted Total NOI  69%  68%    > 70%            CREDIT RATINGSFITCH: BBB+ (STABLE)MOODY’S: Baa1 (STABLE) S&P: BBB+ (STABLE)          STRONG CREDIT PROFILE  28  Source: Company DisclosuresUnsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.Net Indebtedness is total debt less unamortized premiums, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities.Adjusted EBITDA excludes non-routine items in earnings and other adjustments as outlined in the Company’s earnings supplement for the second quarter of 2017 as shown on S-17.1.

 Debt Maturities in Millions ($)  1.0%  4.5%  11.6%  12.3%  9.8%  12.3%  10.7%  7.1%  9.1%  8.9%  9.1%  3.6%  % of Total Debt Maturing/Year  WELL LADDERED DEBT MATURITY SCHEDULE  Debt Maturity Schedule(1)  (1) As of 6/30/2017. Excludes lines of credit.  4.4%  5.5%  4.3%  4.8%  4.3%  3.0%  3.6%  4.0%  3.5%  3.4%  3.3%  2.1%  Weighted Average Interest Rate  29

         APPENDIX  EpicSan Jose, CA(Development)

NORTHERN CALIFORNIA PORTFOLIO

ESSEX
PROPERTY TRUST, INC.

NORTHERN CALIFORNIA HIGHLIGHTS

- San Francisco MD job growth continues to outpace the U.S. with 2.4% over the trailing three month period ended in July, while San Jose is in-line with the U.S. at 1.4%.
- San Francisco has the lowest unemployment rate of all Essex markets at 3.1% as of July.
- There was 8.9M sf of office space under construction in the second quarter in Silicon Valley (nearly half of which is pre-leased).
- There was 6.6M sf of office space under construction in San Francisco in the second quarter (43% of which is pre-leased).
- The top 10 tech firms have 7,900 job openings in California.

Market Data	U.S.	San Francisco	San Jose
Trailing 3 Month Job Growth	1.5%	2.1%	1.4%
Personal Income Growth 2017F	3.2%	5.9%	5.3%
Median Home Price[1]	$256,000	$1,206,000	$965,000
Median Home Price YOY % Increase[1]	5.2%	9.2%	12.1%

Source: Axiometrics, CoreLogic, Moody's, RCG, SNL, BLS, NAR, Census and Essex Disclosures as of June 2017. Trailing 3 months ended July 2017.

(1) Home Prices and YOY % Increase as of June 2017 (San Francisco as of May 2017). U.S. uses NAR 2Q17.

NORTHERN CALIFORNIA AREA MAP



Benicia
Rodeo
Hercules
Martinez
Pittsburg
Antioch
Oakley
Fairfax
San Rafael
Concord
Pleasant Hill
Clayton
Larkspur
Corte Madera
Mill Valley
Walnut Creek
Tiburon
Sausalito
Albany
Orinda
Lafayette
Moraga
Alamo
Danville
Piedmont
Alameda
San Leandro
Tassajara
San Francisco
Daly City
Castro Valley
South San Francisco
Pacifica
San Francisco Bay
Pleasanton
Livermore
Millbrae
Union City
Moss Beach
El Granada
Newark
Half Moon Bay
Menlo Park
Palo Alto
Woodside
Stanford
Milpitas
East Foothills
San Jose
Saratoga
Los Gatos
Seven Trees

Northern CA	Totals
Units	19,966
Properties	76
Pro rata % of NOI	40.7%
SS Occupancy	96.7%

31

LOS ANGELES PORTFOLIO

ESSEX PROPERTY TRUST, INC.

LOS ANGELES AREA MAP


Burbank
Sherman Oaks
Glendale
North Arroyo
Universal City
Mount Hollywood
Highland Park
Silver Lake
West Hollywood
Beverly Hills
Midwick Tract
Los Angeles
Western Heights
Rosa Parks Fwy
Culver City
East Los Angeles
View Park
Commerce
Huntington Park
Florence
Bell
Bell Gardens
Graham
South Gate
Inglewood
Lennox
El Segundo
Hawthorne
Lawndale
Manhattan Beach
Hermosa Beach

Los Angeles	Totals
Units	10,805
Properties	49
Pro rata % of NOI	18.8%
SS Occupancy	95.9%

LOS ANGELES HIGHLIGHTS

- Job growth in Los Angeles matched the U.S. for the trailing three month period ending in July.
- The largest job gains in July were reported from the Education and Health Services, and Leisure and Hospitality sectors.
- Los Angeles had net absorption of roughly 622,000 sf in the second quarter of 2017, with nearly 1.9M sf of office space under construction (29% of which is pre-leased).

Market Data	U.S.	Los Angeles
Trailing 3 Month Job Growth	1.5%	1.5%
Personal Income Growth 2017F	3.2%	5.0%
Median Home Price[1]	$256,000	$569,000
Median Home Price YOY % Increase[1]	5.2%	7.4%

Source: Axiometrics, Core Logic, Moody's, RCG, SNL, BLS, NAR, Census and Essex Disclosures as of June 2017. Trailing 3 months ended July 2017.

(1) Home Prices and YOY % Increase as of June 2017. Home prices in Los Angeles represent the entire county and not ESS submarkets, which had a weighted average home price of $838,558 as of June 2017. U.S. uses NAR 2Q17.

32

ORANGE COUNTY PORTFOLIO

ESSEX PROPERTY TRUST, INC.

ORANGE COUNTY AREA MAP

Orange County	Totals
Units	6,932
Properties	28
Pro rata % of NOI	10.6%
SS Occupancy	96.3%



La Puente
South San Jose Hills
Diamond Bar
Chino Hills
Rowland Heights
La Habra Heights
La Habra
Sleepy Hollow
Brea
Norwalk
La Mirada
Yorba Linda
Cerritos
Buena Park
Artesia
La Palma
Anaheim
Hawaiian Gardens
Cypress
Villa Park
Los Alamitos
Stanton
Rossmoor
Orange
Garden Grove
North Tustin
Westminster
Santa Ana
Tustin
Surfside
Sunset Beach
Irvine
Huntington Beach
Costa Mesa
Newport Beach
San Joaquin Hills

ORANGE COUNTY HIGHLIGHTS

- Job growth in Orange County lagged the U.S. for the trailing three month period ending in July.
  - The sectors showing the largest slowdowns included Manufacturing, and Trade, Transportation and Utilities.
  - The unemployment rate in Orange County was 3.8% as of June, the lowest in Southern California.
- Orange County currently has approximately 2.4M sf of office space currently under construction, 27% of which is pre-leased.

Market Data	U.S.	Orange County
Trailing 3 Month Job Growth	1.5%	1.0%
Personal Income Growth 2017F	3.9%	4.8%
Median Home Price(1)	$256,000	$695,000
Median Home Price YOY % Increase(1)	5.2%	6.1%

Source: Axiometrics, CoreLogic, Moody's, RCG, SNL, BLS,NAR Census and Essex Disclosures as of June 2017. Trailing 3 months ended July 2017.

(1) Home Prices and YOY % Increase as of June 2017. U.S. uses NAR 2Q17.

33

 Source: Axiometrics, Moody's, RCG, SNL, BLS, NAR, NWMLS, Census and Essex Disclosures as of June 2017. Trailing 3 months ended July 2017.Home Prices and YOY % Increase as of June 2017. U.S. uses NAR 2Q17.  SEATTLE HIGHLIGHTS  SEATTLE PORTFOLIO  Market Data  U.S.  Seattle  Trailing 3 Month Job Growth  1.5%  2.5%  Personal Income Growth 2017F  3.2%  4.7%  Median Home Price(1)  $256,000  $539,000  Median Home Price YOY % Increase(1)  5.2%  14.8%  Seattle continues to demonstrate strong job growth with 2.5% for the trailing three months as of July. Job growth in the Information Sector increased 4.1% year-over-year as of July. There were roughly 11,800 tech job openings in Washington as of the second quarter of 2017.Office absorption in Seattle was 980,000 sf for the second quarter, or 1.0% of stock. Approximately 6.0M sf of office space is under construction in Seattle, with approximately 47% pre-leased.  SEATTLE AREA MAP  34    Seattle  Totals  Units  12,196  Properties  56  Pro rata % of NOI  16.2%  SS Occupancy  96.2%

         COMMITMENT TO SUSTAINABILITY  Huntington BreakersHuntington Beach, CA(Recently Redeveloped)

AWARDS AND RECOGNITIONS

ESSEX PROPERTY TRUST, INC.

U.S. GREEN BUILDING COUNCIL: LEADERSHIP IN ENERGY AND ENVIRONMENTAL DESIGN (LEED)

Since 2009, Essex has developed seven apartment communities that are LEED Certified, including two Gold and five Silver certifications, with three additional certifications currently pending. A nationally recognized program, LEED was established by the U.S. Building Council to encourage the design of environmentally responsibly buildings. LEED is the most widely used third-party verification for green buildings worldwide.

GLOBAL REAL ESTATE SUSTAINABILITY BENCHMARK (GRESB)

Essex participated in the Global Real Estate Sustainability Benchmark for the first time in 2016, earning a "Green Star" for its sustainability performance, the highest possible designation. Essex received strong scores in several aspects including risks and opportunities, monitoring and EMS, policy and disclosure, and performance indicators, all of which are well above the peer average. Essex also received high marks in management and stakeholder engagement, both of which are in line with the peer average.

BUILD IT GREEN: GREENPOINT RATED

Essex has achieved GreenPoint Rated certifications on eight ground-up multifamily developments since 2010. GreenPoint Rated is the most trusted independent green home certification program in California, providing proof that home certification program in California, providing proof that a home is healthy, comfortable, durable, and resource efficient. The program is administered by Build It Green, a nonprofit with a mission to help professionals adopt green practices and grow the market for efficient healthy homes.

BUILT GREEN

Essex currently has two properties that have been certified under Built Green, an environmentally-friendly building program in Washington state. Created by the Master Builders Association of King and Snohomish Counties, the programs mission is to promote green building methods and practices, and to enhance its communities through leadership in sustainable development.

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 2016  2015  2014  2009  2008  2006  SUSTAINABLE COMMITMENTFor the past 10+ years, Essex has been incorporating green initiatives within its apartment communities In 2016, Essex participated in the GRESB Survey for the first time and achieved GREEN STAR Rated StatusRanked second among the multifamily peers  37  SUSTAINABILITY INITIATIVES  2017  Published Corporate Social Responsibility strategy on Investors website

DEDICATION TO SUSTAINABLE LIVING

ESSEX PROPERTY TRUST, INC.

SUSTAINABLE INITIATIVES THROUGHOUT THE ORGANIZATION

DEVELOPMENT

- Essex is committed to the goal of sustainable design in the communities it develops. Since 2009, the Company has achieved:
  - ❑ LEED* certified status at 7 communities
  - ❑ GreenPoint Ratings* at 8 properties
  - ❑ Pursuing LEED certification on 3 additional developments

MAINTENANCE & REDEVELOPMENT

- We are focused on improving the efficiency of our properties through our redevelopment program and ongoing property maintenance activities
- Key Areas of Focus:
  - ❑ Energy Conservation
    - Installing high efficiency boilers and CO systems
    - Installing energy efficient lighting
  - ❑ Water Conservation
    - Drought tolerant landscaping
    - Installing rain sensors and drip irrigation
  - ❑ Waste Management
    - Reducing waste through the implementation of a recycling program in 2014

LIVING ENVIRONMENTS

- Caring for the environment by providing communities that:
  - ❑ Have good in-door air quality
    - Smoke-free, use of low or no VC paint, mandate green cleaning products
  - ❑ Promote recycling
  - ❑ Utilize paperless transactions through online portals
  - ❑ Are conveniently located near public transit

*LEED is a nationally recognized program established by the U.S. Green Building Council to encourage the design of environmentally responsible buildings. GreenPoint Rated is California-specific program through Build It Green, which encourages healthy, energy- and resource-efficient building practices in the state.

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         DEFINITIONS & RECONCILIATIONS

 40  DISCLAIMERS  SAFE HARBOR STATEMENT UNDER THE PRIVATE LITIGATION REFORM ACT OF 1995This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements which are not historical facts, including statements regarding the Company's expectations, estimates, assumptions, hopes, intentions, beliefs and strategies regarding the future. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. In this presentation, forward-looking statements include, among other things, statements relating to the Company’s financial guidance for the third quarter and full-year 2017, including guidance relating to same-property portfolio growth, funds from operations, gross revenues, operating expenses, and net operating income; estimated costs of property development and redevelopment, the anticipated timing of completion of current development and redevelopment projects and the stabilization of such projects; financial projections and assumptions; financing and investment activities; forecasts of residential supply, jobs, and rent growth in various areas; and other information that is not historical information. The Company's actual results may differ materially from those projected in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, the failure of the Company to achieve its business objectives, changes in market demand for rental units and the impact of competition and competitive pricing, unforeseen consequences from cyber-intrusion, changes in economic conditions, unexpected delays or cost increases in the development and stabilization of development projects, unexpected difficulties in leasing of development projects, total costs of development investments exceeding the Company’s projections, and other risks detailed in the Company's filings with the Securities and Exchange Commission (SEC). All forward-looking statements are made as of the date hereof, and the Company assumes no obligation to update or supplement this information for any reason. For more details relating to risks and uncertainties that could cause actual results to differ materially from those anticipated in our forward-looking statements, and risks relating to our business in general, please refer to our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.REGULATION G DISCLAIMERThis presentation contains certain non-GAAP financial measures within the meaning of Regulation G of the Securities Exchange Act of 1934. The Company’s definitions and calculations of such measures may differ from those used by other companies and, therefore, may not be comparable. The definitions of these terms and, if applicable, the reasons for their use and reconciliations to the most directly comparable GAAP measures, are included in the Appendix.

PROJECTED EPS, FFO, AND CORE FFO PER DILUTED SHARE

ESSEX PROPERTY TRUST, INC.

With respect to the Company's guidance regarding its projected FFO and Core FFO for the third quarter of 2017 and full-year 2017, which guidance is set forth in the earnings release for the second quarter of 2017 and on page S-14 of the earnings supplement for the second quarter of 2017, a reconciliation of projected net income per share to projected FFO per share and projected Core FFO per share, as set forth in such guidance, is presented in the table below.

	Six Months Ended June 30, 2017	2017 Guidance Range (1) 3rd Quarter 2017 Low	3rd Quarter 2017 High	Full-Year 2017 Low	Full-Year 2017 High
EPS - diluted	$ 3.80	$ 0.96	$ 1.06	$ 5.75	$ 6.00
Conversion from GAAP share count	(0.12)	(0.03)	(0.03)	(0.20)	(0.20)
Depreciation & amortization expense	3.81	1.91	1.91	7.65	7.65
Noncontrolling interests related to Operating Partnership units	0.13	0.03	0.03	0.19	0.19
Gain on sale of real estate and remeasurement of co-investment	(1.69)	-	-	(1.68)	(1.68)
FFO per share - diluted	5.93	2.87	2.97	11.71	11.96
Gain on sale of marketable securities	(0.02)	-	-	(0.02)	(0.02)
Acquisition and investment related costs	0.01	0.01	0.01	0.02	0.03
Other non-core adjustments	(0.01)	-	-	(0.01)	(0.01)
Core FFO per share - diluted	$ 5.91	$ 2.88	$ 2.98	$ 11.70	$ 11.96

(1) 2017 Guidance Range excludes projected gain on sale of real estate and land and projected gain on sale of marketable securities until they are realized within the reporting period presented in the earnings supplement for the second quarter of 2017.

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 42  RECONCILIATIONS OF NON-GAAP FINANCIALMEASURES AND OTHER TERMS  ADJUSTED EBITDA RECONCILIATION Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a component of the credit ratio, "Net Indebtedness Divided by Adjusted EBITDA", presented on page S-6 of the earnings supplement for the second quarter of 2017, in the section titled "Selected Credit Ratios", and it is not intended to be a measure of free cash flow for our management’s discretionary use, as it does not consider certain cash requirements such as income tax payments, debt service requirements, capital expenditures and other fixed charges. Adjusted EBITDA is not a recognized measurement under U.S. generally accepted accounting principles ("GAAP"). Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies. The reconciliation of Adjusted EBITDA to Net Income available to common stockholders is presented in the table below (Dollars in thousands):          Three Months Ended          June 30, 2017  Net income available to common stockholders      $   70,759     Add: Net income attributable to noncontrolling interest       5,036       Net Income     75,795   Adjustments:            Acquisition and investment related costs       274     Depreciation and amortization       117,939     Equity income from co-investments       (4,395)    Gain on sale of marketable securities       (13)    Gain on remeasurement of co-investment       (2,159)    Income from early redemption of preferred equity investments       (248)    Interest expense, net (1)       54,281   Adjusted EBITDA      $   241,474   (1) Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges.   ENCUMBEREDEncumbrance means any mortgage, deed of trust, lien, charge, pledge, security interest, security agreement or other encumbrance of any kind.

 43  RECONCILIATIONS OF NON-GAAP FINANCIALMEASURES AND OTHER TERMS  FUNDS FROM OPERATIONS (“FFO”) FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), is generally considered by industry analysts as an appropriate measure of performance of an equity REIT. Generally, FFO adjusts the net income of equity REITs for non-cash charges such as depreciation and amortization of rental properties, impairment charges, gains on sales of real estate and extraordinary items. Management considers FFO and FFO which excludes merger, integration and acquisition costs and items that are not routine or not related to the Company’s core business activities, which is referred to as “Core FFO”, to be useful financial performance measurements of an equity REIT because, together with net income and cash flows, FFO and Core FFO provide investors with additional bases to evaluate the operating performance and ability of a REIT to incur and service debt and to fund acquisitions and other capital expenditures and the ability to pay dividends.FFO and Core FFO do not represent net income or cash flows from operations as defined by GAAP and are not intended to indicate whether cash flows will be sufficient to fund cash needs. These measures should not be considered as an alternative to net income as an indicator of the REIT's operating performance or to cash flows as a measure of liquidity. FFO and Core FFO do not measure whether cash flow is sufficient to fund all cash needs including principal amortization, capital improvements and distributions to shareholders. FFO and Core FFO do not represent cash flows generated from operating, investing or financing activities as defined under GAAP. Management has consistently applied the NAREIT definition of FFO to all periods presented. However, there is judgment involved and other REITs’ calculation of FFO may vary from the NAREIT definition for this measure, and thus their disclosures of FFO may not be comparable to the Company’s calculation. The reconciliations of diluted FFO and Core FFO are detailed on page S-3 of the earnings supplement for the second quarter of 2017 in the section titled "Consolidated Funds From Operations".INTEREST EXPENSE, NETInterest expense, net is presented on page S-1 titled "Consolidated Operating Results". Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges and is presented in the table below (Dollars in thousands):           Three Months Ended      Six Months Ended          June 30, 2017      June 30, 2017  Interest expense      $   56,812     $   111,395   Adjustments:                  Total return swap income       (2,531)       (5,115)  Interest expense, net      $   54,281     $   106,280

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

ESSEX PROPERTY TRUST, INC.

NET INDEBTEDNESS DIVIDED BY ADJUSTED EBITDA

This credit ratio is presented on page S-6 of the earnings supplement for the second quarter of 2017 in the section titled "Selected Credit Ratios". This credit ratio is calculated by dividing net indebtedness by Adjusted EBITDA, as annualized based on the most recent quarter, and adjusted for estimated net operating income from properties acquired or disposed of during the quarter. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company's ability to service debt obligations to that of other companies. Net indebtedness is total debt, net less unamortized premiums, discounts, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities. The reconciliation of Adjusted EBITDA is set forth in "Adjusted EBITDA Reconciliation" above. The calculation of this credit ratio and a reconciliation of net indebtedness to total debt, net is presented in the following table (Dollars in thousands):

Total debt, net	$	5,663,395
Adjustments:		
Unamortized premiums, discounts, and debt issuance costs		(10,958)
Cash and cash equivalents-unrestricted		(183,885)
Marketable securities		(151,995)
Net Indebtedness	$	5,316,557
Adjusted EBITDA, annualized (1)	$	965,896
Other EBITDA normalization adjustments, net, annualized (2)		(8,312)
Adjusted EBITDA, normalized and annualized	$	957,584
Net Indebtedness Divided by Adjusted EBITDA, normalized and annualized		5.6

(1) Based on the amount for the most recent quarter, multiplied by four.
(2) Adjustments made for properties acquired or disposed of during the quarter, multiplied by four.

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RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

ESSEX PROPERTY TRUST, INC.

NET OPERATING INCOME ("NOI") AND SAME-PROPERTY NOI RECONCILIATIONS

Net Operating Income ("NOI") and same-property NOI are considered by management to be important supplemental performance measures to earnings from operations included in the Company's consolidated statements of income. The presentation of same-property NOI assists with the presentation of the Company's operations prior to the allocation of depreciation and any corporate-level or financing-related costs. NOI reflects the operating performance of a community and allows for an easy comparison of the operating performance of individual communities or groups of communities. In addition, because prospective buyers of real estate have different financing and overhead structures, with varying marginal impacts to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or group of assets. The Company defines same-property NOI as same-property revenue less same-property operating expenses, including property taxes. Please see the reconciliation of earnings from operations to NOI and same-property NOI, which in the table below is the NOI for stabilized properties consolidated by the Company for the periods presented (Dollars in thousands):

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016
Earnings from operations	$ 112,247	$ 105,873	$ 221,478	$ 205,868
Adjustments:				
Depreciation and amortization	117,939	109,673	233,442	219,380
Management and other fees from affiliates	(2,296)	(2,028)	(4,532)	(4,052)
General and administrative	10,337	9,698	20,938	18,880
Acquisition and investment related costs	274	267	830	1,095
NOI	238,501	223,483	472,156	441,171
Less: Non-same property NOI	(24,147)	(18,783)	(46,132)	(36,018)
Same-Property NOI	$ 214,354	$ 204,700	$ 426,024	$ 405,153

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 46  PUBLIC BOND COVENANTSPublic Bond Covenants refers to certain covenants set forth in instruments governing the Company's unsecured indebtedness. These instruments require the Company to meet specified financial covenants, including covenants relating to net worth, fixed charge coverage, debt service coverage, the amounts of total indebtedness and secured indebtedness, leverage and certain investment limitations. These covenants may restrict the Company's ability to expand or fully pursue its business strategies. The Company's ability to comply with these covenants may be affected by changes in the Company's operating and financial performance, changes in general business and economic conditions, adverse regulatory developments or other events adversely impacting it. The breach of any of these covenants could result in a default under the Company's indebtedness, which could cause those and other obligations to become due and payable. If any of the Company's indebtedness is accelerated, it may not be able to repay it. For risks related to failure to comply with these covenants, see "Item 1A: Risk Factors - Risks Related to Our Indebtedness and Financing" in the Company's annual report on Form 10-K and other reports filed by the Company with the SEC.The ratios set forth on page S-6 of the earnings supplement for the second quarter of 2017 in the section titled "Public Bond Covenants" are provided only to show the Company's compliance with certain specified covenants that are contained in indentures related to the Company's issuance of Senior Notes, which indentures are filed by the Company with the SEC. See, for example, the Indenture dated April 10, 2017, filed by the Company as Exhibit 4.1 to the Company's Form 8-K, filed on April 10, 2017. These ratios should not be used for any other purpose, including without limitation to evaluate the Company's financial condition or results of operations, nor do they indicate the Company's covenant compliance as of any other date or for any other period. The capitalized terms in the disclosure are defined in the indentures filed by the Company with the SEC and may differ materially from similar terms used by other companies that present information about their covenant compliance.SECURED DEBTSecured Debt means Debt of the Company or any of its subsidiaries which is secured by an encumbrance on any property or assets of the Company or any of its subsidiaries. The calculation of Secured Debt is set forth on page S-5 of the earnings supplement for the second quarter of 2017.  RECONCILIATIONS OF NON-GAAP FINANCIALMEASURES AND OTHER TERMS

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

ESSEX PROPERTY TRUST, INC.

UNENCUMBERED NOI TO ADJUSTED TOTAL NOI

This ratio is presented on page S-6 of the earnings supplement for the second quarter of 2017 in the section titled "Selected Credit Ratios". Unencumbered NOI means the sum of NOI for those real estate assets which are not subject to an Encumbrance securing Debt. The ratio of Unencumbered NOI to Adjusted Total NOI for the three months ended June 30, 2017, annualized, is calculated by dividing Unencumbered NOI, annualized for the three months ended June 30, 2017 and as further adjusted for pro forma NOI for properties acquired or sold during the recent quarter, by Adjusted Total NOI as annualized. The calculation and reconciliation of NOI is set forth in "Net Operating Income ("NOI") and Same-Property NOI Reconciliation." This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company's ability to service debt obligations to that of other companies. The calculation of this ratio is presented in the table below (Dollars in thousands):

	Annualized Q2'17 [(1)]
NOI	$ 954,004
Adjustments:	
Other, net [(2)]	(11,915)
Adjusted Total NOI	942,089
Less: Encumbered NOI	(288,159)
Unencumbered NOI	$ 653,930
Encumbered NOI	$ 288,159
Unencumbered NOI	653,930
Adjusted Total NOI	$ 942,089
Unencumbered NOI to Adjusted Total NOI	69%

(1) This table is based on the amounts for the most recent quarter, multiplied by four.
(2) Includes intercompany eliminations pertaining to self-insurance and other expenses.

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